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[LUMENON LOGO]

                                                                            NEWS

CONTACT:

Kirk Peterson
Director Marketing & Communications
514.832.5410
kirk.petersen@lumenon.com                                  For Immediate Release
                                                                 FINAL


                COURT SIGNS RENEWAL ORDER EXTENDING CCAA STAY FOR
            LUMENON'S CANADIAN OPERATING SUBSIDIARY LILT CANADA INC. AND LUMENON RECEIVES DELISTING NOTIFICATION FROM NASDAQ

         MONTREAL, QUEBEC, February 13, 2003, -- Lumenon Innovative Lightwave Technology, Inc. (NASDAQ SC: LUMM) today released details of the terms and conditions governing the Renewal Order signed on Wednesday, February 12, 2003 by the Superior Court of Quebec, which extends until March 6, 2003 the Initial Order granted by the Court on January 8, 2003, providing LILT Canada Inc. ("LILT"), Lumenon's wholly owned Canadian operating subsidiary, with certain relief, including a stay of proceedings and protection from creditors under the Canadian Companies' Creditors Arrangement Act (CCAA). The Initial Order was set to expire pursuant to its original terms on February 7, 2003 but LILT had petitioned the Court seeking an extension of the Initial Order.

         While the Renewal Order is substantially similar to the Initial Order it does contain some modifications including a provision which allows the holders of Lumenon's convertible notes to serve certain notices for the sole purpose of triggering delays provided for under Quebec law relating to the exercise of their rights as secured creditors of LILT. Allowing the noteholders to serve such notices will enable them to move more quickly to exercise their rights as secured creditors of LILT in the event that the protection afforded to LILT by the Renewal Order expires or is terminated.

         Commenting on the extension Gary Moskovitz, Lumenon's President and CEO said, "We are very pleased, that after the Court's careful consideration of the facts, we were granted this extension. Moving forward, we will continue to aggressively pursue various restructuring scenarios with the expectation that we will complete product development of our first series of products, and be in a position to initiate telecommunications certification processes by early April of this year, provided, of course, that LILT and Lumenon can remain under the protection of the CCAA and the automatic stay pursuant to Chapter 11 proceedings, respectively, during this time and that we have arranged satisfactory financing."

                                     (more)

         8851 Trans-Canada Highway, St. Laurent (Quebec) Canada, H4S 1Z6, Tel:
         514.331.3738, Fax: 514.331.1272  www.lumenon.com



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         Court sign LILT Renewal Order and Lumenon Receives Delisting
         Notification from Nasdaq                                              2
         February 13, 2003

         Lumenon also announced today that as a result of Lumenon's Chapter 11 bankruptcy filing on February 9, 2003, and in accordance with Marketplace Rules 4330(a)(1) and 4300, Nasdaq has notified Lumenon that it will delist the company's securities from the Nasdaq SmallCap Market, subject to Lumenon's right to appeal. Lumenon has determined not to appeal Nasdaq's decision. Accordingly, Lumenon expects that its common stock will be delisted from the Nasdaq SmallCap Market at the opening of business on February 20, 2003, as specified by Nasdaq in the delisting notification. In addition, as a result of Lumenon's Chapter 11 filing, the fifth character "Q" will be appended to Lumenon's trading symbol such that, effective with the opening of trading on February 13, 2003, the trading symbol for Lumenon's securities will be changed from LUMM to LUMMQ.

         In addition, Nasdaq advised Lumenon in the delisting notification that, because Lumenon is the subject of bankruptcy proceedings, Lumenon's securities will not be immediately eligible for quotation on the OTC Bulletin Board (the "OTCBB") following the delisting by Nasdaq. According to Nasdaq, Lumenon's securities may become eligible for quotation on the OTCBB if a market maker makes application (a "Form 211") to register in and quote the securities in accordance with the SEC's Exchange Act Rule 15c2-11, and Nasdaq clears the application. Only a market maker, not Lumenon, may file a Form 211. There is no assurance that Lumenon's securities will become eligible to trade on the OTCBB in the future, or that a trading market will develop even if Lumenon's securities become eligible to trade on the OTCBB in the future. The OTCBB is a regulated quotation service that displays real-time quotes, last-sale prices, and volume information in over-the-counter securities. Further information about the OTCBB is available at www.otcbb.com.

         ABOUT LUMENON INNOVATIVE LIGHTWAVE TECHNOLOGY, INC.:

         Lumenon Innovative Lightwave Technology, Inc., a photonic materials science and process technology company, designs, develops and builds optical components and integrated optical devices in the form of packaged compact hybrid glass and polymer circuits on silicon chips. These photonic devices, based upon Lumenon's proprietary materials and patented PHASIC(TM) design process and manufacturing methodology, offer system manufacturers greater functionality in smaller packages and at lower cost than incumbent discrete technologies. Lumenon(TM) is a trademark of Lumenon Innovative Lightwave Technology, Inc.

         For more information about Lumenon Innovative Lightwave Technology, Inc., visit the Company's Web site at http://www.lumenon.com.


                                     (more)

         8851 Trans-Canada Highway, St. Laurent (Quebec) Canada, H4S 1Z6, Tel:
         514.331.3738, Fax: 514.331.1272  www.lumenon.com

         Court sign LILT Renewal Order and Lumenon Receives Delisting
         Notification from Nasdaq                                              3
         February 13, 2003

         Any statements in this press release about future expectations, plans and prospects for the Company, including statements containing the words "believes," "anticipates," "plans," "expects," "will," and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the ability of the Company to continue as a going concern; the outcome of the LILT proceedings in Canada; the impact of any potential U.S. bankruptcy proceedings relating to the Company; the Company's ability to maintain sufficient debtor-in-possession financing to fund its operations and the expenses of the Chapter 11 process; the Company's ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm a plan of reorganization, to appoint a Chapter 11 trustee or to convert the case to a Chapter 7 proceeding; the delisting of the Company's securities by Nasdaq and the eligibility or ineligibility of the Company's securities to trade on the OTCBB once they have been delisted by Nasdaq; that the current market makers and other broker-dealers will continue to make a market in the Company's common stock after it is delisted by Nasdaq; that the Company's common stock will continue to trade at the same volume or in the same price range on the OTCBB as it has historically traded on the Nasdaq SmallCap Market; the Company's ability to obtain funding to meet its current and future capital needs; that the Company has a history of losses, expects future losses and its future profitability is uncertain; that the Company is a development stage company with no experience in manufacturing and marketing its products; that the markets in which the Company competes are experiencing a challenging period and will for the foreseeable future continue to experience the effects of the market downturn; that the markets in which the Company competes are highly competitive and subject to rapid technological change; that the Company may not be able to compete successfully if it is unable to successfully develop new and evolving products; and other factors discussed in the Company's most recent quarterly Report on Form 10-Q filed with the Securities and Exchange Commission. In addition, the forward-looking statements included in this press release represent the Company's estimates as of the date of this press release. The Company anticipates that subsequent events and developments will cause the Company's estimates to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company's estimates or views as of any date subsequent to the date of this press release.

         You may register to receive Lumenon Innovative Lightwave Technology, Inc., future press releases or to download a complete Digital Investor Kit(TM) including press releases, regulatory filings and corporate materials by clicking on the "KCSA Interactive Platform" icon at www.kcsa.com.

         8851 Trans-Canada Highway, St. Laurent (Quebec) Canada, H4S 1Z6, Tel:
         514.331.3738, Fax: 514.331.1272  www.lumenon.com